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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 15, 2005


                            First Citizens Banc Corp
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Ohio                             0-25980            34-1558688
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission          (IRS Employer
 incorporation or organization)           File Number)       Identification No.)


           100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870
           ----------------------------------------------------------
                    (Address of principle executive offices)


       Registrant's telephone number, including area code: (419) 625-4121

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.


On March 15, 2005 the Board of Directors of First Citizens Banc Corp accepted the resignation of John L. Bacon from the Board of Directors. Mr. Bacon's term is set to expire in 2007, but he is resigning at this time due to personal reasons. Mr. Bacon's resignation will be effective April 19, 2005 after the Company's annual meeting of shareholders.

Also, Mary Lee G. Close and Richard B. Fuller will not stand for re-election to the Board of Directors. Both of their terms expire on April 19, 2005.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      First Citizens Banc Corp
                                                      -------------------------
                                                      (Registrant)



Date:  March 18, 2005                                 /s/ James O. Miller
                                                      -------------------------
                                                      James O. Miller,
                                                      Executive Vice President